Exhibit 99.1

Momenta Pharmaceuticals 37th Annual J.P. Morgan Healthcare Conference January 2019

Forward-Looking Statements 2 This presentation contains forward-looking statements about our financial outlook, business plans and objectives and other future events and developments. These forward-looking statements include, but are not limited to statements about our pipeline of novel drug candidates for immune-mediated disorders, and our pipeline of biosimilar candidates; the use, efficacy, safety, tolerability, differentiation, convenience and commercial potential of our products and product candidates and their potential as best-in-class agents; the design and timing of clinical trials and the availability and timing of reporting results; the timing of regulatory submissions, potential regulatory approvals, market formation and launches of our product candidates and products; market potential and product revenues of our products and product candidates; our priorities, goals, hypotheses, and strategy; our development timelines; potential future out-licensing/collaborations/ partnerships; our spending projections; and our future financial expectations. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors, which could cause actual results to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, the unpredictable nature of our early stage development efforts for our novel product candidates; failure to raise additional capital as required; unexpected regulatory decisions regarding any of these activities, unexpected expenses or inaccurate financial assumptions or forecasts; additional or increased litigation efforts by our competitors; insufficient resources or failure to prioritize competing projects and efforts; disputes with our collaboration partners; inability to successfully partner the development and commercialization of our product candidates; delays or unfavorable decisions of regulatory agencies; unfavorable regulatory guidance pronouncements; safety, efficacy or tolerability problems with our product candidates; and competition for targeted indications or within targeted markets. Risks and uncertainties also include those referred to under “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 filed with the Securities and Exchange Commission (SEC), as well as other documents that we may file from time to time with the SEC. Information provided in this presentation speaks only as of the date of this presentation, and we assume no obligation to update forward-looking statements to reflect events or circumstances occurring after this presentation.

Completed Strategic Review Restructured organization to focus on novel drug development programs targeting rare immune-mediated disorders and late-stage biosimilars Streamlined Operations Completed a workforce reduction of 50% Changed infrastructure to support focus on novel candidates Exited five biosimilar programs with collaboration partner Mylan Completed Equity Financing Raised $230M 2018: Transforming the Business VS. Momenta Pharmaceuticals 3 Clarified Focus Programs aimed at improving the lives of patients with immune-mediated disorders Executing Clinical Trials 3 product candidates in the clinic for the treatment of rare immune-mediated disorders and 2 late-stage biosimilar candidates Identifying New Product Candidates Sialylation and Fc multimerization platforms to identify new candidates which modulate the immune system 2019: Advancing the Business

Promising Pipeline of Novel Drug Candidates 4 Phase 1 Phase 2 Phase 3 M281 (Anti-FcRn Antibody) M230 (Recombinant Fc multimer) M254 (Hyper-sialylated IgG) Sialylation Technology Fc Multimer Candidates* *Includes research collaboration with CSL Pre-Clinical

Once monthly or twice monthly dosing Potential for best-in-class dosing and adverse event profile Subcutaneous formulation in development Potential for self-administered dosing M281 (anti-FcRn): Purposefully Engineered for Best-in-Class 5 Highest IgG reduction Potential for efficacy improvement Target for Autoimmune Disorders: Best-in-Class

M281 has Broad Commercial Potential in Multiple Areas 6 Autoimmune Diseases Maternal Fetal Disorders Product Immunogenicity M281 ~45 rare autoimmune disorders driven by autoantibodies 1-2 million US patients, high reliance on steroids, significant morbidity, few approvals Diseases caused by antibody transfer from the mother to the fetus - underserved with high unmet need Leverages M281’s potentially differentiated safety and potency 10,000-20,000 US patients: 8 or more potential indications, significant morbidity / mortality Neutralizing antibodies against biologic therapies, including gene therapy, can inhibit the efficacy or potential to re-dose Thousands of US patients with limited treatment options

Phase 1 Multiple Dose Trial Supports Best-in-Class Potential 7 *M281 receptor occupancy as measured by percent unoccupied FcRn compared with baseline in monocytes. M281-treated cohort (n = 3). Placebo controls from each multiple-dose cohort were combined (n = 4). M281 exhibited dose-dependent IgG reduction M281 exhibited dose-dependent receptor occupancy duration*

8 Higher IgG reduction may result in better efficacy Efficacy includes quantitative MG (QMG) and MG composite (MGC) data (QMG for all but the lower plasmapheresis point). The arrow indicates a direct, linear relationship. Data from: Liu 2010; Guptil 2016. Evidence Points to Better Efficacy with Higher IgG Reduction in Myasthenia Gravis patients (MG)

M281 Phase 1 Study: Albumin Findings Related To Potency 9 30 mg/kg Single Dose 30 mg/kg Weekly Dose (4 weeks) Greatest reductions in albumin were observed in high dose cohorts 60 mg/kg single ascending dose group 15 mg/kg and 30 mg/kg multiple weekly dose cohorts Albumin reductions were asymptomatic At doses of 30 mg/kg (or less) given once monthly, patients on average are likely to stay in the normal range for the full dosing interval Albumin lowering is likely to be a class effect FcRn recycles both IgG and Albumin Higher potency results in higher reductions Time (Days) Time (Days) Normal range Normal range 0 7 14 21 28 35 42 49 56 0 10 20 30 40 50 Time (Days) A l b u m i n ( g / L ) Placebo (n=10) 30 mg/kg (n=6)

M281 Currently in Two Clinical Trials

Myasthenia Gravis (MG)

- Neuromuscular Autoimmune Disease
  - Autoantibodies against acetylcholine receptors (AChR) or the muscle-specific receptor tyrosine kinase (MuSK)
- Effectively blocks the excitatory action of acetylcholine
- Bimodal age distribution: younger women and older men prototypical patients

65,000 patients in the US, 85% with Generalized Myasthenia Gravis (gMG)

Hemolytic Disease of the Fetus and Newborn (HDFN)

- Mother's alloantibodies to father's red blood cell type pass through placenta to fetus
- Cause fetal anemia
  - Fetal complications include severe anemia, jaundice, congestive heart failure, hydrops, and death
- Intrauterine transfusions necessary
  - Cause own morbidity (bleeding, infection risk)
- 20% fetal mortality in high risk population

4,000 – 8,000 HDFN cases per year in the United States



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Generalized Myasthenia Gravis (gMG) Phase 2 Study 11 Key Goals Primary Trial Objectives To evaluate the safety and tolerability of treatment with M281 To evaluate the efficacy as measured by the change in MG – Activities of Daily Living score Explore high doses and potential highest efficacy in class Explore best dosing interval in class Streamline phase III development Allow in-label dose flexibility to ensure individualized patient treatment

FcRn Inhibition May Impact Many Autoimmune Disorders 12

Hemolytic Disease of the Fetus and Newborn (HDFN) Phase 2 Clinical Study 13 Proof of Concept in this indication should provide strong evidence for efficacy in additional Fetal Maternal indications Key Goals Primary Trial Objectives First-in-class in HDFN Broadening the label to alloimmune rare disorders Show safety and tolerability of M281 in women of childbearing potential To evaluate the safety in pregnant women at high risk for early onset severe HDFN To evaluate the efficacy as measured by the proportion of patients with live birth at or after gestational age (GA) 32 weeks without intrauterine transfusion (IUT)

M281 Near-term Activities 14 Enroll MG Phase 2 clinical study for 2020 read-out with potential as best-in-class agent Progress HDFN study, building awareness of maternal fetal disorders Third indication (second in autoimmune disease) to initiate in 2019 Explore research collaboration opportunities in gene therapy

M254 (Hyper-sialylated IgG): Designed to Increase Anti-Inflammatory Effect of IgG 15 Glycan Sialic acid Asn297 Heavy chain Light chain IVIg hsIgG Improved Treatment Paradigm Shorter infusion times and potential for subcutaneous administration Potency Potential for higher doses could enable greater immune modulation than current IgG products Safety Potential reduction in adverse events with lower volume and protein load

IgG Revenue Growth Estimates IgG used to Treat Immune-Mediated Indications is a High Value, Supply Constrained Opportunity IgG revenue >$8 billion in 2018 IgG market growing at 6 – 8% per year ~50% of IgG used in autoimmune indications IgG FDA approved for six indications and payers reimburse for use in >40 16 Source: Grand View Research 2015 M254 has the potential to be a better therapeutic option for patients with immune-mediated conditions who currently receive IgG products 5.9 6.2 6.6 7.1 7.5 8.0 8.5 9.1 9.7 10.3 11.0 0 2 4 6 8 10 12 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 WW Revenue, $B

Immune Thrombocytopenic Purpura (ITP): Autoimmune Disease that Leads to Excessive Bruising and Bleeding 17 Abnormal autoantibodies bind to circulating platelet membranes leading to platelet destruction and subsequent reduction of the number of circulating platelets (thrombocytopenia) ITP affects children and adults and can be acute or chronic Common symptoms include petechiae, purpura, and epistaxis Chronic ITP affects 30,000 – 40,000 patients in the US Cines DB, Blanchette VS. Immune Thrombocytopenic Purpura. N Engl J Med 2002:346:995-1008

M254 Development Strategy: Fast to Proof-of-Concept 18 Strong Dataset at POC Clinical Differentiation Estimated 4-10 times more potent than IVIg Potential for improved tolerability Potential for dramatically improved treatment paradigm Potential for lower infusion costs Goal: Develop M254 as a superior next generation Ig product Establish dose conversion between M254 and IVIg Assess safety and tolerability in both healthy subjects and ITP patients Evaluate immunogenicity

M254: Phase 1/2 Study Design in ITP CTA Approval Received 19 The Phase 1/2 study is intended to provide safety and tolerability data along with proof-of-concept for potency in ITP patients

M230 (CSL730) - Recombinant Fc Multimer in Collaboration with CSL 20 Potential first-in-class recombinant Fc multimer designed with enhanced avidity for Fc receptors M230 shows higher potency and efficacy at a lower dose than IVIg in multiple preclinical models Phase 1 trial in healthy volunteers is ongoing and CSL expects it to be completed in 2019 License Agreement Milestones $50M upfront payment to MNTA Up to $300M in contingent milestone payments Development 50% cost share Right to opt out of cost-share and revert to royalty in US Commercial 50 % profit share in US Right to co-commercialize in US Royalties on EU and rest of world

Antibody Design & Engineering New Drug Candidates Derived from Our Technology Platforms 21 Disease Analytics Platform Fc Multimerization M230 SIFbodies M281 Sialylation Platform M254 Recombinant replacement therapies Development Discovery Biologics Process Development Expertise

Hyper-Sialylation and SIFbody Research Platforms

Hyper-sialylation May Increase Plasma Half-life

- Hyper-sialylation of N- and O-linked glycans on proteins
- Prevents clearance in liver via asialoglycoprotein receptor (ASGPR)
- Potential to optimize half-life of recombinant rare disease drugs and other therapeutic candidates

Hyper-sialylated Recombinant Protein X Displays Improved Pharmacokinetics



Concentration
0
Time
Serum-derived
Recombinant
HS recombinant

SIFbodies Combine Fabs with an Fc Multimer to Generate Cell Depletion Therapeutics

- High affinity binding to FcγR's and specific cellular target
- Activate effector cells and complement
- Leads to efficient cell killing via optimized ADCC, ADCP and CDC
- Potential development opportunities in oncology and autoimmune diseases

Anti-CD38 SIFbody improves Plasma Cell Depletion in Multiple Myeloma Patient Cells



% Plasma Cell Depletion
100
80
60
40
20
0
0
10
100
1000
Anti-CD38 SIFbody
Darzalex®

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Complex Generics and Biosimilars: Fuel for Our Pipeline 23 Marketed Phase 1 Phase 2 Phase 3 Enoxaparin Sodium Injection (Generic LOVENOX®) Glatopa® 20 mg (Generic COPAXONE® 20 mg) Glatopa® 40 mg (Generic COPAXONE® 40 mg) M710 Proposed Biosimilar to Aflibercept (EYLEA®) M923 Proposed Biosimilar to Adalimumab (HUMIRA®) Pre-Clinical

Biosimilars and Complex Generics 24 Enrollment on-going for pivotal Phase 3 trial initiated in patients with DME in 2018 Expect U.S. market formation in 2023, subject to positive Phase 3 results, marketing approval and patent considerations In collaboration with Mylan Abbvie settlement enables potential US launch as early as November 20, 2023 and potential EU launch, both subject to regulatory filings and marketing approvals Seeking commercialization collaboration M923: Biosimilar HUMIRA® (adalimumab) Candidate M710: Biosimilar EYLEA® (aflibercept) Candidate Glatopa 20 mg and 40 mg 2018 Revenue of ~$40 million to Momenta Opportunities for Near and Mid-term Revenue Generation

2019: A Year Focused on Operational Execution Novel Drugs Biosimilars M281 (anti-FcRn) M254 (hsIgG) M230 (rFc multimer) Research Initiation of a third clinical study in 2019 Advance Phase 1/2 proof of concept study in ITP Study completion in 2019 (by partner CSL) Advance CSL research collaboration M923 (b-HUMIRA® candidate) M710 (b-EYLEA® candidate) Identify collaboration partner Advance Phase 3 towards completion Portfolio Program Goal/Milestone 25 2018 Year End Cash Balance: $430-440 million 2019 Quarterly Net Operating Expense: $45-55 million 2018 Year End Cash Balance: $430-440 million 2019 Quarterly Net Operating Expense: $45-55 million

Momenta Pharmaceuticals, Inc.